                               AIM INTERNATIONAL
                                  EQUITY FUND


[AIM LOGO APPEARS HERE]         SEMIANNUAL REPORT                APRIL 30, 1998

                   ------------------------------------------
                          AIM INTERNATIONAL EQUITY FUND

                           For shareholders who seek

                          long-term growth of capital.

                              The Fund invests in

                             a diversified portfolio

                       of international equity securities

                            of companies with strong

                               earnings momentum.
                   ------------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM International Equity Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses.
o Because Class C shares have been offered for less than one year (since 8/4/97), all total return figures for Class C shares reflect cumulative total return that has not been annualized.
o The Fund's average annual total returns, including sales charges, for periods ended 3/31/98 (the most recent calendar quarter-end) are as follows:
    For Class A shares, one year, 14.55%; five years, 15.56%; since inception 4/7/92, 14.91%. For Class B shares, one year, 15.28%; since inception 9/15/94, 12.25%. For C shares, cumulative total return since inception 8/4/97, 5.29%.
o The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
o   Past performance cannot guarantee comparable future results.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o International investing presents certain risks not associated with investing solely in the U.S. These include risks relating to fluctuations in the value of the U.S. dollar relative to the value of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o Lipper Analytical Services, Inc. is an independent mutual fund performance monitor. The unmanaged Lipper International Fund Index represents an average of the performance of the 30 largest international mutual funds.
o The Europe, Australia, and Far East Index (EAFE) is a group of unmanaged foreign securities tracked by Morgan Stanley Capital International.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


     MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE
         FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
          OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
            AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE
                       LOSS OF PRINCIPAL AMOUNT INVESTED.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter



                    Dear Fellow Shareholder:

                    Last October, equity markets worldwide had just been shaken
   [PHOTO OF        by the currency crisis in Southeast Asia. By the April 30,
  Charles T.        1998, end of this reporting period, most markets had
    Bauer,          recovered nicely, with domestic equities reaching new highs
 Chairman of        and European markets outdoing even the U.S.'s heady pace.
 the Board of       Only Asian markets remained in the doldrums. Bonds have
   THE FUND         turned in a solid performance with generous real returns,
 APPEARS HERE]      though not as spectacular as some had predicted when the
                    Asian crisis first broke.
                        However, by the close of this reporting period, many
                    market participants were uneasy. Some participants fretted about signs of speculative fever, particularly in U.S. stock markets, where equity prices continued to rise despite evidence that earnings growth, especially for larger companies, had slowed considerably. The growth of European markets also exceeded everyone's expectations, and some wondered how long the rise could continue. All were aware that the Asian story was not yet completed, and no one was certain how serious its ultimate impact would be.
    Of course, bull markets do end, and markets became less ebullient shortly after this reporting period closed. For investors, the best course is to remain realistic and ready. A well-diversified portfolio is still one of the most effective tools for coping with shifts in a market's direction because different asset classes and different national markets tend to move independently of one another. Of course, your financial consultant remains your best source of information about how to allocate your investments based on your particular goals and situation.

AIM FURTHER DIVERSIFIES ITS OFFERINGS

Shortly after the close of this reporting period, AIM broadened its offerings to shareholders through the addition of the GT Global group of mutual funds. During the next few months you will be receiving more details about this transaction and the products it adds to The AIM Family of Funds--Registered Trademark--.
    In addition to making a more varied group of investments available to our shareholders, this transaction helps strengthen AIM's position as a major participant in the money-management industry worldwide. Such strength will enable us to continue expanding both the scope of our fund offerings and our menu of services for our shareholders.

YOUR FUND MANAGERS COMMENT

On the pages that follow, the managers of your AIM Fund discuss how the Fund performed during the six months covered by this report and give their near-term market outlook. We hope you will find their discussion informative.
    We are pleased to send you this report on your fund. If you have any questions or comments, please contact our Client Services department at 800-959-4246 or visit our Web site at www.aimfunds.com. You can access information about your account on our Web site and also on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.


Sincerely,



/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman


                           --------------------------

                           Despite recent activities,

                                the fiscal year

                                ended October 31

                       brought domestic equity investors

                               excellent returns

                           --------------------------

The Managers' Overview

EUROPEAN MARKETS CONTINUE TO DOMINATE
INTERNATIONAL EQUITIES

A roundtable discussion with the Fund management team for AIM International Equity Fund about the six-month reporting period ended April 30, 1998.
--------------------------------------------------------------------------------

                          ---------------------------
                         The impressive performance by

                      European stocks was the story among

                     international equities during the past

                                   six months.
                          ---------------------------

Q.  HOW DID THE FUND PERFORM DURING THE SIX-MONTH REPORTING PERIOD?

A. The Fund posted another impressive period of performance. Total return was 17.27% for Class A shares, 16.78% for Class B shares, and 16.84% for Class C shares for the six-month period ended April 30, 1998. The Fund's performance surpassed both the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East Index (EAFE) of foreign stocks gain of 15.44% during the reporting period and the Lipper International Fund Index advance of 16.53%.
================================================================================
FUND OUTPERFORMED BENCHMARKS
--------------------------------------------------------------------------------
Cumulative Total Returns for period
10/31/97-4/30/98

 17.27%         16.84%        16.78%      16.53%    15.44%

AIM Fund       AIM Fund      AIM Fund     Lipper     MSCI
Class A        Class C       Class B      Int'l      EAFE
shares          shares        shares      Index      Index
================================================================================

Q.  WHAT ACCOUNTED FOR THE FUND'S STRONG PERFORMANCE DURING THE PAST SIX MONTHS?

A. The impressive performance by European stocks was the story among international equities during the past six months. European markets continued to rise dramatically as markets there comprised all of the 10 top-performing international markets during the six-month period ended April 30, 1998. Spain led the way with an astounding 54.57% return, followed by Portugal with a 52.89% advance. Furthermore, all of the Fund's top 10 holdings were European companies. Almost 75% of the Fund's portfolio was invested in European equities at the end of the reporting period, a figure that is unlikely to increase.

Q.  WHY DID EUROPEAN MARKETS PERFORM SO WELL DURING THE REPORTING PERIOD?

A. The European Economic and Monetary Union, or EMU, is scheduled to begin on January 1, 1999. In order to qualify for the EMU, European nations must adopt strict budgetary guidelines and improve their finances. This process has lowered interest rates and kept inflation - the thief of wealth - at bay. With 11 countries expected to join the EMU next year, this economic restructuring has triggered a bull market never before seen in Europe.

Q.  WERE THERE ANY OTHER FACTORS DRIVING THE EUROPEAN MARKETS?

A. We believe there were four fundamental, long-term themes that fueled this incredible rally in Europe: privatization of state-run companies, increased economic freedoms in Eastern Europe, corporate restructuring, and the growth of investing in European markets.
        Many state-run companies and industries have moved into private hands, such as Telecom Italia S.p.A. and Portugal Telecom, two large holdings in the Fund's portfolio. Additionally, the economic freedoms in Eastern Europe have created a new market of consumers and sparked a wave of entrepreneurial efforts in the former Communist Bloc countries. Once capitalism is planted it can grow very quickly, and we have seen this since the fall of the Berlin Wall.
        The restructuring by "Corporate Europe" has made companies leaner and more globally competitive. We have seen immediate results of this restructuring as European earnings growth continued to be strong during the reporting period. Finally, thousands of Europeans have discovered the wonders of investing in equities. As money has flowed into European markets, the markets themselves have become larger and more liquid than ever before.

Q.  HOW WAS THE FUND'S ASSETS DISTRIBUTED THROUGHOUT THE REST OF THE WORLD?

A. With approximately three-quarters of the Fund now positioned in Europe, there's not much else to spread around the globe. The Fund finished the reporting period with 7.4% of its net assets in Japan, 4.0% in Asia and Australia, and 7.7% in Latin America. These three regions were decimated by the "Asian Flu" last fall and have been slow to recover. In the first quarter, many of the Asian markets did bounce off their bottoms, some as much as 40%, but keep in mind they were coming off very low levels. What occurred in the last quarter of 1997 was devastating to those fragile emerging markets, and we



See important Fund & index disclosures inside front cover.

PORTFOLIO COMPOSITION

As of 4/30/98, based on total net assets

====================================================================================================================================
TOP 10 EQUITY HOLDINGS                             TOP 10 COUNTRIES              TOP 10 INDUSTRIES
1.  Renault S.A. (France)                1.50%     1.  France          16.59%    1.  Banks (Major Regional)                   12.47%

2.  Nokia Oyj A.B. (Finland)             1.18      2.  United Kingdom  14.09     2.  Telecommunications (Cellular/Wireless)    5.65

3.  Alcatel Alsthom (France)             1.12      3.  Germany          7.43     3.  Telephone                                 5.59

4.  Telecom Italia Mobile S.p.A. (Italy) 1.10      4.  Japan            7.39     4.  Manufacturing (Diversified)               4.57

5.  Nestle S.A. (Switzerland)            1.10      5.  Switzerland      5.63     5.  Services (Commercial & Consumer)          3.98

6.  Novo Nordisk A/S-Class B (Denmark)   1.08      6.  Canada           5.12     6.  Computers (Software & Services)           3.82

7.  Endesa S.A. (Spain)                  1.07      7.  Italy            4.91     7.  Automobiles                               3.77

8.  Cap Gemini S.A. (France)             1.05      8.  Netherlands      4.44     8.  Insurance (Multi-line)                    3.61

9.  Telecom Italia S.p.A. (Italy)        1.04      9.  Spain            3.94     9.  Foods                                     3.24

10. Portugal Telecom S.A. (Portugal)     1.04      10. Mexico           3.00     10. Oil & Gas (Refining & Marketing)          2.96

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
====================================================================================================================================

    believe it's going to take quite some time for Asia to recover fully from the economic crisis of last autumn.

Q.  WHY IS JAPAN IN SUCH AN ECONOMIC MALAISE?

A. Although it seems apparent to the rest of the world that real economic reform is needed in Japan, the Japanese government has been extremely reluctant to institute any fiscal stimulus or tax cuts to get their economy moving. Until the government takes some real action to jump-start the economy, there is no real reason to be significantly weighted in Japan. We continue to own recognizable Japanese companies such as Honda Motor Company and Sony Corp., but the Japanese market has significantly underperformed

================================================================================
MORNINGSTAR RATINGS (CLASS A SHARES)
As of 4/30/98
--------------------------------------------------------------------------------
                        AIM Int'l         Funds in
                      Equity Fund       International
Period                   Rating           Category
--------------------------------------------------------------------------------
Overall                   ****               N/A
5 Years                   ****               326
3 Years                   ****               740
================================================================================

*Morningstar proprietary ratings reflect risk-adjusted performance through April 30, 1998. The ratings are subject to change every month. Ratings are calculated from the funds' three-, five-, and 10-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects performance below 90-day T-bill returns. If a fund scores in the top 10% of its rating category it earns five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star.
================================================================================

    the rest of the world for some time now. The Japanese market was off more than 10% during the reporting period.

Q.  IN WHICH INDUSTRIES WAS THE FUND POSITIONED?

A. The Fund's largest industry position was major regional banks with almost 12.5% of net assets. Although one may not think of banking as a growth industry, we have seen excellent earnings growth in this industry, especially in Europe. Banking positions owned by the Fund included the Royal Bank of Canada, Switzerland's Credit Suisse Group, and France's Societe Generale.
        To no one's surprise during this age of communication breakthroughs, the telecommunications sector demonstrated strong earnings during the reporting period and commanded over 10% of the Fund's portfolio. The Fund was attracted to such wireless telecommunications companies as Finland's Nokia Oyj A.B. and Telecom Italia Mobile S.p.A. Finally, automobile companies comprised almost 4% of the portfolio with the French automaker Renault S.A. having the honor of being the Fund's largest single holding at 1.50% of the portfolio's assets.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND IN THE NEAR TERM?

A. We are still very positive on Europe, and very cautious on the Pacific Rim. Conditions worldwide remain very good for equities, although it is unrealistic to expect continued equity returns of 20% or more. Things may continue to worsen in Asia before those markets experience a recovery, so we do not anticipate our Asian weightings to increase any time soon. In Europe, though, we believe there will continue to be faster earnings growth with better valuations than in the United States, because Europe's cash-to-price earnings, price-to-book, price-to-dividend, and P/E ratios all are lower than in the U.S. The economic outlook in Latin America seems positive as well, although the markets there struggled during the six-month reporting period.
        The economic indicators in the U.S. remain positive, and that is good for markets around the world because they often take their lead from the U.S. As long as we continue to see the combination of low inflation and low interest rates around the globe, the short-term outlook for global equities will remain promising.


                               ------------------

                         In Europe we believe there will

                      continue to be faster earnings growth

                         with better valuations than in

                               the United States.

                               ------------------

           See important Fund & index disclosures inside front cover.

Long-Term Performance

AIM INTERNATIONAL EQUITY FUND CLASS A SHARES VS. BENCHMARK INDEXES

The chart below compares your Fund to benchmark indexes. It is intended to give you a general idea of how your Fund performed compared to the stock market over the period 4/7/92 to 4/30/98. It is important to understand the difference between your Fund and an index. Your Fund's total return includes sales charges, expenses, and management fees. An index measures the performance of hypothetical portfolios, in this case the MSCI Europe, Australia, and Far East Index and the Lipper International Fund Index. Unlike your Fund, these indexes are not managed; therefore, there are no sales charges, expenses, or fees. You cannot invest in an index. But if you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

For periods ended 4/30/98, including sales charges

CLASS A SHARES

Inception (4/7/92)               14.97%
5 years                          14.82
1 year                           16.50

CLASS B SHARES

Inception (9/15/94)              12.39%
1 year                           17.27

CLASS C SHARES

Inception (8/4/97)                6.77%*

*Total return provided is cumulative total return that has not been annualized.
================================================================================
GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
         AIM INTERNATIONAL            LIPPER                 MSCI EUROPE,
            EQUITY FUND,          INTERNATIONAL             AUSTRALIA, AND
           CLASS A SHARES           FUND INDEX              FAR EAST INDEX
--------------------------------------------------------------------------------
                                   (In Thousands)
4/92           9454                    10000                      10000

4/93           11044                   11158.5                    12219

4/94           13993                   13809.4                    14250

4/95           14146                   13647.9                    15046

4/96           17484                   16011                      16763.9

4/97           8916                    17496.9                    16616

4/98           23293                   21265.4                    19756.8

Past performance is no guarantee of comparable future results.
================================================================================

Your Fund's total return includes sales charges, expenses, and management fees. The performance of the Fund's Class B and Class C shares will differ from Class A shares due to differing fees and expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover. Source:Towers Data Systems Hypo--Registered Trademark--

                                                               For Consideration

THE ROTH IRA: THE POWER TO KEEP MORE

Contribute After-Tax Dollars Now . . . So You Can Get Federally Tax-Free Savings Later
--------------------------------------------------------------------------------

A new and potentially more powerful type of IRA--the Roth IRA--became available on January 1, 1998. What makes it more powerful? The Roth IRA gives you the opportunity to keep more of what you earn.
    Are you eligible to open a Roth IRA? The answer is yes if you or your spouse has earned income for the tax year for which you want to make the contribution, and your adjusted gross income is below $110,000 if you are a single tax filer, $160,000 if you file jointly.

TWO KEY ROTH IRA BENEFITS:
TAX-FREE AND PENALTY-FREE WITHDRAWALS

o Of earnings after five years. Earnings on your Roth IRA are federally tax-free if your Roth IRA account has been open for five years and you are at least 59 1/2 years old, or in the case of death or disability. You may also use up to $10,000 of your earnings to buy a first home (after five years).
o Of contributions at any time. For instance, if you make annual contributions of $2,000 for the next three years, you may take out up to $6,000 and use that money for any purpose.

HOW YOU MIGHT PUT BOTH BENEFITS TO WORK FOR YOU

Here's an example of how you may take full advantage of a Roth IRA. You are 39 1/2 years old. You contribute $2,000 after-tax annually in your Roth IRA every year for 20 years, earning an average annual return of 10%. After 20 years, your account has grown to $126,005. Now at age 59 1/2 you can begin taking withdrawals and pay no federal income tax or penalty on any of your $126,005. Or you can keep your money invested and take it out whenever you need it.

THE ROTH IRA: TO CONVERT OR NOT TO CONVERT

Can you convert your Traditional IRA to a Roth IRA? The answer is yes if you meet these requirements:
    You must pay taxes on the amount you convert. If you convert in 1998, you can spread your tax payments over the next four years. This four-year allowance will not be available after December 31, 1998.
    You cannot convert to a Roth IRA if you are married and file your tax return separately, or if your annual gross income is over $100,000.

SOME ROTH IRA CONVERSION GUIDELINES

If you can check most of these boxes, converting your Traditional IRA to a Roth IRA may make sense for you.
--------------------------------------------------------------------------------
o You have assets outside your retirement savings with which you can easily afford to pay the taxes due when you convert.
o You have 10 years or more before you retire. The longer you invest tax-free, the more you benefit.
o Your tax rate will probably be higher in retirement than it is now. If so, you'll pay less taxes now to convert than you would pay at retirement if you withdrew from a traditional IRA.
o You plan to convert in 1998. On January 1, 1999, the ability to spread tax payments over four years disappears.
o You want to keep making contributions after age 70 1/2 and may wish to pass your IRA assets on to your heirs after your death.

ROTH IRA CALCULATOR & ANALYZER

The Roth IRA Analyzer & Calculator at AIM's Internet Web site-- www.aimfunds.com-- can help you determine your IRA eligibility status and whether it makes sense for you to convert an existing IRA into a Roth IRA.

MAKE YOUR IRA CONVERSION DECISION A TRULY INFORMED ONE

Talk to your financial consultant, who knows your specific needs and goals. You may also wish to talk with a tax adviser.

This discussion does not constitute tax advice. Your tax adviser can provide guidance concerning your particular situation.

SCHEDULE OF INVESTMENTS

April 30, 1998
(Unaudited)

                                                     MARKET
                                     SHARES          VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-90.98%

ARGENTINA-1.85%

Banco Rio de La Plata S.A.
  (Banks-Major Regional)               415,000   $    5,706,250
---------------------------------------------------------------
Perez Companc S.A.-Class B (Oil
  & Gas-Refining & Marketing)        1,467,264        8,819,535
---------------------------------------------------------------
Telefonica de Argentina S.A.-ADR
  (Telephone)                          432,000       16,659,000
---------------------------------------------------------------
YPF Sociedad Anonima-ADR
  (Oil-International Integrated)       508,200       17,723,475
---------------------------------------------------------------
                                                     48,908,260
---------------------------------------------------------------

AUSTRALIA-0.62%

Australia & New Zealand Banking
  Group Ltd. (Banks-Major Regional)  1,791,423       12,505,981
---------------------------------------------------------------
Telstra Corp. Ltd. (Telephone)       1,700,640        3,993,273
---------------------------------------------------------------
                                                     16,499,254
---------------------------------------------------------------

AUSTRIA-0.37%

OMV A.G. (Oil & Gas-Refining &
  Marketing)                            66,000        9,795,589
---------------------------------------------------------------

BELGIUM-1.47%

Barco Industries
  (Manufacturing-Diversified)           41,000       10,860,046
---------------------------------------------------------------
Colruyt N.V. (Retail-Food Chains)       22,000       13,379,102
---------------------------------------------------------------
UCB S.A. (Manufacturing-Diversified)     3,100       14,822,153
---------------------------------------------------------------
                                                     39,061,301
---------------------------------------------------------------

BRAZIL-2.35%

Companhia Energetica de Minas
  Gerais (Electric Companies)          173,000        8,395,488
---------------------------------------------------------------
Petroleo Brasileiro S.A.-Petrobras-
  Preferred (Oil & Gas-Exploration &
  Production)                           30,271        7,676,042
---------------------------------------------------------------
Telecomunicacoes Brasileiras S.A.
  (Telecommunications-
  Cellular/Wireless)                   190,600       18,915,840
---------------------------------------------------------------
Telecomunicacoes de Sao Paulo
  S.A.-TELESP-Preferred (Telephone)     59,100       20,102,217
---------------------------------------------------------------
Telecomunicacoes do Rio de Janeiro
   S.A. (Telecommunications-
   Cellular/Wireless)                   44,988        7,080,698
---------------------------------------------------------------
                                                     62,170,285
---------------------------------------------------------------

CANADA-5.12%

Bank of Montreal (Banks-Major
  Regional)                            281,500       15,356,156
---------------------------------------------------------------
BCE Inc. (Telecommunications-
  Cellular/Wireless)                   302,700       12,892,562
---------------------------------------------------------------
Bombardier Inc. (Aerospace/Defense)    498,000       13,443,928
---------------------------------------------------------------
Canadian National Railway Co.
  (Railroads)                          170,000       11,060,625
---------------------------------------------------------------
Geac Computer Corp. Ltd.
  (Services-Computer Systems)(a)       170,000        6,699,654
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
CANADA-(CONTINUED)

Imasco Ltd.
  (Manufacturing-Diversified)          334,100   $   12,582,638
---------------------------------------------------------------
Mitel Corp. (Communications
  Equipment)(a)                        690,000        9,796,132
---------------------------------------------------------------
Northern Telecom Ltd.-ADR
  (Communications Equipment)           249,400       15,182,225
---------------------------------------------------------------
Royal Bank of Canada
  (Banks-Major Regional)               200,000       11,945,309
---------------------------------------------------------------
Suncor, Inc. (Oil-International
  Integrated)                          380,000       13,102,074
---------------------------------------------------------------
Toronto-Dominion Bank
  (Banks-Regional)                     298,000       13,609,400
---------------------------------------------------------------
                                                    135,670,703
---------------------------------------------------------------

CHILE-0.45%

Cia. de Telecomunicaciones de
  Chile S.A.-ADR (Telephone)           263,925        6,614,620
---------------------------------------------------------------
Quinenco S.A.-ADR
  (Financial-Diversified)              513,900        5,299,594
---------------------------------------------------------------
                                                     11,914,214
---------------------------------------------------------------

DENMARK-1.08%

Novo Nordisk A/S-Class B (Health
  Care-Drugs-Generic & Other)          176,600       28,651,023
---------------------------------------------------------------

FINLAND-1.18%

Nokia Oyj A.B.-Class A
  (Communications Equipment)           464,000       31,129,205
---------------------------------------------------------------

FRANCE-16.03%

Accor S.A. (Lodging-Hotels)             91,000       24,812,677
---------------------------------------------------------------
Alcatel Alsthom
  (Manufacturing-Diversified)          160,000       29,678,922
---------------------------------------------------------------
AXA S.A. (Insurance-Multi-Line)        132,000       15,503,577
---------------------------------------------------------------
Banque Nationale de Paris
  (Banks-Major Regional)               250,000       21,086,342
---------------------------------------------------------------
Cap Gemini Sogeti S.A.
  (Computers-Software & Services)      213,500       27,739,727
---------------------------------------------------------------
Compagnie Francaise d'Etudes et
  de Construction Technip (Oil &
  Gas-Refining & Marketing)            103,000       13,091,332
---------------------------------------------------------------
Danone (Foods)                          89,000       21,024,788
---------------------------------------------------------------
Elf Aquitaine S.A. (Oil &
  Gas-Refining & Marketing)             97,500       12,797,787
---------------------------------------------------------------
Essilor International S.A.
  (Manufacturing-Specialized)           47,940       19,380,170
---------------------------------------------------------------
Lafarge S.A. (Engineering &
  Construction)                        212,000       20,032,607
---------------------------------------------------------------
Legrand S.A. (Housewares)               56,000       14,812,843
---------------------------------------------------------------
Pinault-Printemps-Redoute S.A.
  (Retail-General Merchandise)          34,800       25,924,871
---------------------------------------------------------------
Promodes (Retail-Food Chains)           28,000       13,494,593
---------------------------------------------------------------
PSA Peugeot Citreon (Automobiles)       73,000       12,678,756
---------------------------------------------------------------
Renault S.A. (Automobiles)(a)          855,000       39,684,745
---------------------------------------------------------------
Rexel S.A. (Distributors-Food &
  Health)                               37,000       14,865,247
---------------------------------------------------------------
Schneider S.A. (Housewares)            287,000       21,485,610
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
FRANCE-(CONTINUED)

Societe BIC S.A. (Office
  Equipment & Supplies)                136,550   $    9,400,165
---------------------------------------------------------------
Societe Generale (Banks-Major
  Regional)                             87,000       18,120,778
---------------------------------------------------------------
Sodexho Alliance S.A.
  (Services-Commercial & Consumer)      36,800        6,740,442
---------------------------------------------------------------
Suez Lyonnaise des Eaux
  (Manufacturing-Diversified)           75,000       12,726,668
---------------------------------------------------------------
Total S.A.-Class B (Oil &
  Gas-Refining & Marketing)            111,000       13,203,294
---------------------------------------------------------------
Valeo S.A. (Auto Parts & Equipment)    161,000       16,016,969
---------------------------------------------------------------
                                                    424,302,910
---------------------------------------------------------------

GERMANY-7.43%

Adidas A.G. (Footwear)                 146,000       24,209,910
---------------------------------------------------------------
Allianz A.G.
  (Insurance-Multi-Line)                43,500       13,383,869
---------------------------------------------------------------
Bayerische Vereinsbank A.G.
  (Banks-Major Regional)               285,000       21,683,574
---------------------------------------------------------------
Continental A.G. (Auto Parts &
  Equipment)                           285,000        8,101,555
---------------------------------------------------------------
Dresdner Bank A.G. (Banks-Major
  Regional)                            240,000       12,989,243
---------------------------------------------------------------
Henkel KGaA (Chemicals-Diversified)    266,500       20,795,942
---------------------------------------------------------------
Mannesmann A.G.
  (Machinery-Diversified)               32,250       25,597,235
---------------------------------------------------------------
Porsche A.G. (Automobiles)               3,300        8,258,737
---------------------------------------------------------------
SAP A.G. (Computers-Software &
  Services)                             27,000       12,791,929
---------------------------------------------------------------
SAP A.G.-Preferred
  (Computers-Software & Services)       27,000       13,469,149
---------------------------------------------------------------
VEBA A.G. (Manufacturing-Diversified)  155,000       10,246,363
---------------------------------------------------------------
Volkswagen A.G. (Automobiles)           31,500       25,089,739
---------------------------------------------------------------
                                                    196,617,245
---------------------------------------------------------------

HONG KONG-2.19%

Cosco Pacific Ltd.
  (Financial-Diversified)            9,772,000        6,623,160
---------------------------------------------------------------
Hong Kong & China Gas Co. Ltd.
  (Natural Gas)                     10,209,056       13,904,666
---------------------------------------------------------------
HSBC Holdings PLC (Banks-Major
  Regional)                            490,000       13,980,119
---------------------------------------------------------------
Hutchison Whampoa Ltd.
  (Retail-Food Chains)               2,552,000       15,781,152
---------------------------------------------------------------
New World Infrastructure Ltd.
  (Services-Commercial &
  Consumer)(a)                       1,484,200        3,190,283
---------------------------------------------------------------
Ng Fung Hong Ltd. (Foods)            4,986,000        4,505,809
---------------------------------------------------------------
                                                     57,985,189
---------------------------------------------------------------

HUNGARY-0.23%

Gedeon Richter (Health
  Care-Drugs-Major Pharmaceuticals)     57,200        6,091,800
---------------------------------------------------------------

INDONESIA-0.28%

Gulf Indonesia Resources Ltd.
  (Oil-International Integrated)(a)    488,400        7,509,150
---------------------------------------------------------------

IRELAND-1.43%

Allied Irish Banks PLC
  (Banks-Regional)                     915,000       12,751,284
---------------------------------------------------------------
Bank of Ireland (Banks-Major
  Regional)                            750,000       15,315,919
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
IRELAND-(CONTINUED)

Elan Corp. PLC-ADR (Health
  Care-Drugs-Generic & Other)(a)       158,800   $    9,865,450
---------------------------------------------------------------
                                                     37,932,653
---------------------------------------------------------------

ITALY-4.91%

Assicurazioni Generali
  (Insurance-Multi-Line)               508,500       15,230,168
---------------------------------------------------------------
Credito Italiano S.p.A.
  (Banks-Major Regional)             2,400,000       12,562,622
---------------------------------------------------------------
Ente Nazionale Idrocarburi
  S.p.A. (Oil & Gas-Refining &
  Marketing)                         2,050,000       13,737,263
---------------------------------------------------------------
Istituto Mobiliare Italiano
  S.p.A. (Banks-Major Regional)        825,000       13,439,114
---------------------------------------------------------------
Pirelli S.p.A. (Electrical
  Equipment)                         5,520,371       18,234,505
---------------------------------------------------------------
Telecom Italia Mobile S.p.A.
  (Telecommunications-
  Cellular/Wireless)                   5,100,000     29,217,715
---------------------------------------------------------------
Telecom Italia S.p.A. (Telephone)    3,650,000       27,498,377
---------------------------------------------------------------
                                                    129,919,764
---------------------------------------------------------------

JAPAN-7.39%

Advantest Corp.
  (Electronics-Instrumentation)        217,910       14,649,135
---------------------------------------------------------------
Bridgestone Corp. (Auto Parts &
  Equipment)                           477,000       10,881,033
---------------------------------------------------------------
Canon, Inc. (Office Equipment &
  Supplies)                            398,000        9,409,623
---------------------------------------------------------------
Fuji Photo Film Co. (Leisure
  Time-Products)                       265,000        9,427,827
---------------------------------------------------------------
Hitachi Cable, Ltd. (Metal
  Fabricators)                       1,254,000        6,242,058
---------------------------------------------------------------
Honda Motor Co., Ltd. (Automobiles)    391,000       14,176,297
---------------------------------------------------------------
Ibiden Co., Ltd.
  (Electronics-Component
  Distributors)                        634,000       10,008,762
---------------------------------------------------------------
Minebea Co. Ltd.
  (Electronics-Component
  Distributors)                      1,614,000       18,043,055
---------------------------------------------------------------
Murata Manufacturing Co., Ltd.
  (Electronics-Component
  Distributors)                        326,000        9,554,196
---------------------------------------------------------------
Nippon Telegraph & Telephone
  Corp. (Telephone)                     15,790       13,835,184
---------------------------------------------------------------
Nippon Television Network Corp.
  (Broadcasting-Television,
  Radio & Cable)                        26,530        7,835,358
---------------------------------------------------------------
NTT Data Communications Systems
  Co. (Computers-Software & Services)    2,960       12,788,881
---------------------------------------------------------------
Rohm Co. (Electronics-Component
  Distributors)                        104,000       11,736,234
---------------------------------------------------------------
SMC Corp. (Machinery-Diversified)      100,000        8,308,785
---------------------------------------------------------------
Sony Corp. (Electronics-Component
  Distributors)                        234,000       19,460,231
---------------------------------------------------------------
TDK Corp. (Electrical Equipment)       244,000       19,278,193
---------------------------------------------------------------
                                                    195,634,852
---------------------------------------------------------------

MEXICO-3.00%

Cifra S.A. de C.V.-Series C
  (Retail-General Merchandise)(a)    5,637,000        9,589,242
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
MEXICO-(CONTINUED)

Cifra S.A. de C.V.-Series V
  (Retail-General Merchandise)(a)      656,432   $    1,146,059
---------------------------------------------------------------
Coca-Cola Femsa S.A.-ADR
  (Beverages-Non-Alcoholic)            554,600        9,428,200
---------------------------------------------------------------
Fomento Economico Mexicano, S.A.
  de C.V.-Class B
  (Beverages-Alcoholic)              1,282,350        9,487,139
---------------------------------------------------------------
Grupo Industrial Maseca S.A. de
  C.V.-Class B (Foods)               5,457,500        3,934,723
---------------------------------------------------------------
Grupo Televisa S.A.-GDR
  (Entertainment)(a)                   374,200       15,342,200
---------------------------------------------------------------
Kimberly-Clark de Mexico, S.A.
  de C.V.-Class A (Paper &
  Forest Products)                   2,700,000       13,247,924
---------------------------------------------------------------
Panamerican Beverages, Inc.-Class A
  (Beverages-Non-Alcoholic)            370,000       14,753,750
---------------------------------------------------------------
TV Azteca, S.A. de C.V.-ADR
  (Broadcasting-Television,
  Radio & Cable)                       136,200        2,536,725
---------------------------------------------------------------
                                                     79,465,962
---------------------------------------------------------------

NETHERLANDS-4.44%

CMG PLC (Computers-Software &
  Services)                            357,800       16,011,643
---------------------------------------------------------------
Getronics N.V.
  (Computers-Software & Services)      417,000       18,454,433
---------------------------------------------------------------
Koninklijke Ahold N.V.
  (Retail-Food Chains)                 661,000       20,614,326
---------------------------------------------------------------
Koninklijke Numico N.V. (Foods)        153,000        5,112,371
---------------------------------------------------------------
Philips Electronics N.V.
  (Household Furniture & Appliances)   225,000       19,825,751
---------------------------------------------------------------
Randstad Holdings N.V.
  (Services-Commercial & Consumer)     137,000        6,727,588
---------------------------------------------------------------
Vendex International N.V.
  (Retail-General Merchandise)         215,000       13,793,377
---------------------------------------------------------------
VNU-Verenigde Nederlandse
  Uitgeversbedrijven Verenigd
  Bezit (Publishing)                   525,000       16,996,682
---------------------------------------------------------------
                                                    117,536,171
---------------------------------------------------------------

NORWAY-0.53%

Petroleum Geo-Services A.S.A.
  (Oil-International Integrated)(a)    215,000       13,955,515
---------------------------------------------------------------

PHILIPPINES-0.29%

Philippine Long Distance
  Telephone Co. (Telephone)            168,960        4,523,836
---------------------------------------------------------------
Philippine Long Distance
  Telephone Co.-ADR (Telephone)        119,200        3,218,400
---------------------------------------------------------------
                                                      7,742,236
---------------------------------------------------------------

PORTUGAL-2.57%

Banco Comercial Portugues, S.A.
  (Banks-Major Regional)               440,000       15,428,230
---------------------------------------------------------------
Cimpor-Cimentos de Portugal S.A.
  (Construction-Cement & Aggregates)   215,000        7,952,615
---------------------------------------------------------------
Electricidade de Portugal,
  S.A.-ADR (Electric Companies)        140,800        7,321,600
---------------------------------------------------------------
Portugal Telecom S.A. (Telephone)      510,000       27,410,559
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
PORTUGAL-(CONTINUED)

Telecel-Comunicacaoes Pessoais,
  S.A. (Telecommunications-Cellular/
  Wireless)(a)                          55,000   $    9,868,421
---------------------------------------------------------------
                                                     67,981,425
---------------------------------------------------------------

SINGAPORE-0.26%

Overseas Union Bank Ltd.
  (Banks-Major Regional)             1,846,800        6,999,874
---------------------------------------------------------------

SPAIN-3.94%

Banco Bilbao Vizcaya, S.A.
  (Banks-Major Regional)               432,000       22,238,214
---------------------------------------------------------------
Banco Popular Espanol S.A.
  (Banks-Major Regional)               144,300       11,843,401
---------------------------------------------------------------
Endesa S.A. (Electric Companies)     1,171,000       28,448,457
---------------------------------------------------------------
Iberdrola S.A. (Electric Companies)  1,100,000       17,695,338
---------------------------------------------------------------
Telefonica de Espana (Telephone)       565,000       23,594,222
---------------------------------------------------------------
Telefonica de Espana-Rights,
  expiring 05/30/98 (Telephone)(a)     565,000          445,174
---------------------------------------------------------------
                                                    104,264,806
---------------------------------------------------------------

SWEDEN-1.73%

Hennes & Mauritz A.B.-Class B
  (Retail-Specialty-Apparel)           133,992        6,974,784
---------------------------------------------------------------
Sparbanken Sverige A.B.-Class A
  (Banks-Major Regional)               530,000       16,566,778
---------------------------------------------------------------
Svenska Handelsbanken-Class A
  (Banks-Major Regional)               490,000       22,215,190
---------------------------------------------------------------
                                                     45,756,752
---------------------------------------------------------------

SWITZERLAND-5.63%

Clariant A.G. (Chemicals-Specialty)     19,200       20,662,358
---------------------------------------------------------------
Credit Suisse Group (Banks/Major
  Regional)                            122,300       26,893,450
---------------------------------------------------------------
Holderbank Financiere Glarus
  A.G.-Class B (Construction-Cement
 & Aggregates)                          12,000       12,698,074
---------------------------------------------------------------
Nestle S.A. (Foods)                     15,000       29,086,426
---------------------------------------------------------------
Rieter Holdings Ltd.
  (Machinery-Diversified)               23,000       13,808,889
---------------------------------------------------------------
Schweizerischer Bankverein
  (Banks-Major Regional)                71,000       24,649,164
---------------------------------------------------------------
Zurich Versicherungs-Gesellschaft
  (Insurance-Multi-Line)                35,000       21,316,719
---------------------------------------------------------------
                                                    149,115,080
---------------------------------------------------------------

TAIWAN-0.12%

Taiwan Semiconductor
  Manufacturing Co.-ADR
 (Electronics-Semiconductors)(a)       131,300        3,225,056
---------------------------------------------------------------

UNITED KINGDOM-14.09%

Airtours PLC
  (Services-Commercial &
  Consumer)                          1,399,350       12,257,912
---------------------------------------------------------------
Bodycote International PLC
  (Chemicals-Specialty)                410,000        8,214,985
---------------------------------------------------------------
British Aerospace PLC
  (Aerospace/Defense)                  425,000       14,202,034
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
UNITED KINGDOM-(CONTINUED)

British Petroleum Co. PLC (Oil &
  Gas-Refining & Marketing)            437,200   $    6,906,345
---------------------------------------------------------------
Cable & Wireless PLC
  (Telecommunications-
  Cellular/Wireless)                   1,755,000     20,106,377
---------------------------------------------------------------
Compass Group PLC
  (Services-Commercial & Consumer)     970,000       16,791,064
---------------------------------------------------------------
EMAP PLC (Publishing)                  965,000       19,641,924
---------------------------------------------------------------
General Electric Co. PLC
  (Manufacturing-Diversified)        1,769,800       14,651,953
---------------------------------------------------------------
GKN PLC
  (Manufacturing-Diversified)          530,000       15,308,560
---------------------------------------------------------------
Granada Group PLC (Leisure
  Time-Products)                       435,000        7,493,636
---------------------------------------------------------------
Hays PLC (Services-Commercial &
  Consumer)                          1,050,050       17,816,737
---------------------------------------------------------------
Kingfisher PLC
  (Retail-Department Stores)         1,003,800       18,232,371
---------------------------------------------------------------
Ladbroke Group PLC (Leisure
  Time-Products)                     2,500,000       13,745,859
---------------------------------------------------------------
Lloyds TSB Group PLC
  (Banks-Major Regional)               570,000        8,537,025
---------------------------------------------------------------
Misys PLC (Services-Commercial &
  Consumer)                            390,000       18,752,906
---------------------------------------------------------------
Pearson PLC (Specialty Printing)       950,000       14,887,759
---------------------------------------------------------------
Provident Financial PLC
  (Consumer Finance)                   909,333       15,193,391
---------------------------------------------------------------
Railtrack Group PLC (Shipping)       1,461,448       26,703,669
---------------------------------------------------------------
Rentokil Initial PLC
  (Services-Commercial & Consumer)   2,760,000       17,783,525
---------------------------------------------------------------
Royal & Sun Alliance Insurance
  Group PLC (Insurance-Multi-Line)   1,350,000       15,082,605
---------------------------------------------------------------
Siebe PLC (Electronics-
  Component/Distributors)              370,000        8,267,502
---------------------------------------------------------------
Smiths Industries PLC
  (Machinery-Diversified)              256,000        3,684,317
---------------------------------------------------------------
Unilever PLC (Foods)                 2,064,000       21,989,495
---------------------------------------------------------------
Vodafone Group PLC
  (Telecommunications-
  Cellular/Wireless)                   1,865,000     20,430,842
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
UNITED KINGDOM-(CONTINUED)

WPP Group PLC
  (Services-Advertising/Marketing)   2,575,000   $   16,343,879
---------------------------------------------------------------
                                                    373,026,672
---------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $1,675,471,312)                             2,408,862,946
---------------------------------------------------------------

                                   PRINCIPAL
                                     AMOUNT
FOREIGN CONVERTIBLE BONDS-0.77%

FRANCE-0.57%

AXA-UAP (Insurance-Multi-Line),
  Conv. Sr. Deb., 4.50%,
  01/01/99(b)          FRF          33,885,000   $   14,958,838
---------------------------------------------------------------

HONG KONG-0.20%

New World Infrastructure Ltd.
  (Services-Commercial &
  Consumer), Conv. Bonds, 5.00%,
  07/15/01 (acquired 04/10/97 -
  04/11/97; cost $2,056,313)(c)   $  1,750,000        1,758,750
---------------------------------------------------------------
New World Infrastructure Ltd.
  (Services-Commercial &
  Consumer), Conv. Bonds, 5.00%,
  07/15/01                        $  3,650,000        3,668,250
---------------------------------------------------------------
                                                      5,427,000
---------------------------------------------------------------
    Total Foreign Convertible
      Bonds (Cost $14,910,209)                       20,385,838
---------------------------------------------------------------

REPURCHASE AGREEMENTS-6.19%(d)

Dean Witter Reynolds, 5.55%,
  05/01/98(e)                           42,092           42,092
---------------------------------------------------------------
Goldman Sachs & Co., 5.53%,
  05/01/98(f)                          505,897          505,897
---------------------------------------------------------------
Lehman Brothers Inc.,
  5.32%, 05/01/98(g)                70,494,103       70,494,103
---------------------------------------------------------------
  5.30%, 05/01/98(h)                93,000,000       93,000,000
---------------------------------------------------------------
    Total Repurchase Agreements
      (Cost $164,042,092)          164,042,092      164,042,092
---------------------------------------------------------------
TOTAL INVESTMENTS-97.94%                          2,593,290,876
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-2.06%                                  54,413,600
---------------------------------------------------------------
NET ASSETS-100.00%                               $2,647,704,476
===============================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
Deb.  - Debenture
FRF   - French Franc
GDR   - Global Depositary Receipt
Sr.   - Senior

Notes to Schedule of Investments:

(a)Non-income producing security.
(b)Foreign denominated security. Par value and coupon are denominated in currency indicated.
(c)Restricted security. May be resold to qualified institutional buyers in accordance with provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of this security has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of this security represented 0.07% of the Fund's net assets.
(d)Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreements. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e)Joint repurchase agreement entered into 04/30/98 with a maturing value of $300,046,250. Collateralized by $307,111,000 U.S. Government obligations, 0% to 9.40% due 06/10/98 to 09/26/19 with an aggregate market value at 04/30/98 of $306,000,308.
(f)Joint repurchase agreement entered into 04/30/98 with a maturing value of $500,076,806. Collaterized by $495,889,000 U.S. obligations, 0% to 7.75% due
   07/23/98 to 01/15/08 with an aggregate market value at 04/30/98 of $510,500,080.
(g)Joint repurchase agreement entered into 04/30/98 with a maturing value of $450,066,250. Collateralized by $522,302,000 U.S. Government obligations, 0% to 7.45% due 08/14/98 to 10/08/27 with an aggregate market value at 04/30/98 of $459,005,491.
(h)Joint repurchase agreement entered into 04/30/98 with a maturing value of $450,066,500. Collateralized by $557,597,000 U.S. Government obligations, 0% to 8.60% due 05/26/98 to 11/12/27 with an aggregate market value at 04/30/98 of $459,003,592.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 1998
(Unaudited)

ASSETS:

Investments, at market value (cost
$1,854,423,613)                               $2,593,290,876
------------------------------------------------------------
Foreign currencies, at value (cost
  $39,795,295)                                    39,909,798
------------------------------------------------------------
Receivables for:
  Investments sold                                55,680,888
------------------------------------------------------------
  Capital stock sold                              21,561,568
------------------------------------------------------------
  Dividends and interest                           7,650,132
------------------------------------------------------------
Investment for deferred compensation plan             30,987
------------------------------------------------------------
Other assets                                          78,119
------------------------------------------------------------
    Total assets                               2,718,202,368
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           56,007,863
------------------------------------------------------------
  Capital stock reacquired                        10,478,190
------------------------------------------------------------
  Deferred compensation                               30,987
------------------------------------------------------------
Accrued advisory fees                              1,866,012
------------------------------------------------------------
Accrued administrative services fees                   9,020
------------------------------------------------------------
Accrued directors' fees                                3,171
------------------------------------------------------------
Accrued distribution fees                          1,116,490
------------------------------------------------------------
Accrued transfer agent fees                          449,100
------------------------------------------------------------
Accrued operating expenses                           537,059
------------------------------------------------------------
    Total liabilities                             70,497,892
------------------------------------------------------------
Net assets applicable to shares outstanding   $2,647,704,476
============================================================

NET ASSETS:

Class A                                       $1,795,441,087
============================================================
Class B                                       $  810,320,352
============================================================
Class C                                       $   41,943,037
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                     92,375,514
============================================================
Class B:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                     42,646,310
============================================================
Class C:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      2,206,392
============================================================
Class A:

  Net asset value and redemption price per
  share                                       $        19.44
============================================================
  Offering price per share:
    (Net asset value of $19.44
    divided by 94.50%)                        $        20.57
============================================================
Class B:
  Net asset value and offering price per
  share                                       $        19.00
============================================================
Class C:
  Net asset value and offering price per
  share                                       $        19.01
============================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 1998
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $1,376,801 foreign
  withholding tax)                             $ 11,416,813
-----------------------------------------------------------
Interest                                          4,046,927
-----------------------------------------------------------
    Total investment income                      15,463,740
-----------------------------------------------------------

EXPENSES:

Advisory fees                                    10,734,834
-----------------------------------------------------------
Administrative services fees                         52,690
-----------------------------------------------------------
Custodian fees                                      875,718
-----------------------------------------------------------
Directors' fees                                      11,494
-----------------------------------------------------------
Distribution fees-Class A                         2,392,026
-----------------------------------------------------------
Distribution fees-Class B                         3,573,314
-----------------------------------------------------------
Distribution fees-Class C                           105,364
-----------------------------------------------------------
Transfer agent fees-Class A                       1,302,309
-----------------------------------------------------------
Transfer agent fees-Class B                         857,137
-----------------------------------------------------------
Transfer agent fees-Class C                          23,095
-----------------------------------------------------------
Other                                               370,732
-----------------------------------------------------------
    Total expenses                               20,298,713
-----------------------------------------------------------
Less: Fees waived by advisor                       (458,632)
-----------------------------------------------------------
   Expenses paid indirectly                         (15,154)
-----------------------------------------------------------
    Net expenses                                 19,824,927
-----------------------------------------------------------
Net investment income (loss)                     (4,361,187)
-----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          45,242,054
-----------------------------------------------------------
  Foreign currencies                             (4,049,506)
-----------------------------------------------------------
                                                 41,192,548
-----------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
  Investment securities                         351,178,968
-----------------------------------------------------------
  Foreign currencies                                (11,635)
-----------------------------------------------------------
                                                351,167,333
-----------------------------------------------------------
    Net gain from investment securities and
      foreign
      currencies                                392,359,881
-----------------------------------------------------------
Net increase in net assets resulting from
  operations                                   $387,998,694
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 1998 and the year ended October 31, 1997 (Unaudited)

                                                                APRIL 30,         OCTOBER 31,
                                                                   1998               1997
                                                              --------------     --------------
OPERATIONS:

  Net investment income (loss)                                $   (4,361,187)    $      328,254
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
  foreign currencies                                              41,192,548        (16,556,015)
-----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
  foreign currencies                                             351,167,333        193,195,060
-----------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         387,998,694        176,967,299
-----------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class A                                                       (5,802,803)        (1,250,230)
-----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
    Class A                                                               --        (31,812,536)
-----------------------------------------------------------------------------------------------
    Class B                                                               --        (11,361,858)
-----------------------------------------------------------------------------------------------
Share transactions-net:
    Class A                                                      (44,913,515)       363,888,653
-----------------------------------------------------------------------------------------------
    Class B                                                       16,973,074        282,384,176
-----------------------------------------------------------------------------------------------
    Class C                                                       24,421,262         13,462,792
-----------------------------------------------------------------------------------------------
  Net increase in net assets                                     378,676,712        792,278,296
-----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          2,269,027,764      1,476,749,468
-----------------------------------------------------------------------------------------------
  End of period                                               $2,647,704,476     $2,269,027,764
===============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $1,894,342,763     $1,897,861,942
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (4,300,475)         5,863,515
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                             18,739,029        (22,453,519)
-----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           738,923,159        387,755,826
-----------------------------------------------------------------------------------------------
                                                              $2,647,704,476     $2,269,027,764
===============================================================================================

NOTES TO FINANCIAL STATEMENTS

April 30, 1998
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM International Equity Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios: AIM International Equity Fund, AIM Asian Growth Fund, AIM European Development Fund, AIM Global Aggressive Growth Fund, AIM Global Growth Fund and AIM Global Income Fund. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide long-term growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations-A security listed or traded on an exchange (except convertible bonds) is valued at the last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, at the mean between the closing bid and asked prices on that day. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Securities traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) are valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Securities reported on the NASDAQ National Market System are valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors, such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
D. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
E. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $14,969,471 (which may be carried forward to offset future capital gains, if any) which expires, if not previously utilized, through the year 2005.
F. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $1 billion of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $1 billion. AIM is currently voluntarily waiving a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the voluntary waiver, AIM will receive a fee calculated at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.85% of the Fund's average daily net assets in excess of $1 billion. The waiver of fees is voluntary and the Board of Directors of the Company would be advised of any decision by AIM to discontinue the waiver. During the six months ended April 30, 1998, AIM waived fees of $458,632.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended April 30, 1998, AIM was reimbursed $52,690 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Fund. During the six months ended April 30, 1998, AFS was paid $998,792 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor of the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and Class C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at the annual rate of 0.30% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer, or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the six months ended April 30, 1998, the Class A and Class B and Class C shares paid AIM Distributors $2,392,026, $3,573,314 and $105,364, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $314,771 from sales of the Class A shares of the Fund during the six months ended April 30, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 1998, AIM Distributors received commissions of $74,322 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended April 30, 1998, the Fund incurred legal fees of $2,872 for services rendered by the law firm of Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $13,194 and $1,960, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $15,154 during the six months ended April 30, 1998.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the six months ended April 30, 1998, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.
  Pursuant to an amendment to the line of credit agreement effective May 1, 1998, the Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by the prospectus for borrowings.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 1998 was $664,094,127 and $742,599,080, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of April 30, 1998 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $768,024,595
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (36,019,695)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $732,004,900
=========================================================

Cost of investments for tax purposes is $1,861,285,976.

NOTE 7-CAPITAL STOCK

Changes in the Fund's capital stock outstanding during the six months ended April 30, 1998 and the year ended October 31, 1997 were as follows:

                                  APRIL 30,                        OCTOBER 31,
                                    1998                               1997
                       -------------------------------    ------------------------------
                          SHARES           AMOUNT           SHARES           AMOUNT
                       ------------    ---------------    -----------    ---------------
Sold:
  Class A               108,917,465    $ 1,914,533,895    105,291,824    $ 1,764,668,535
----------------------------------------------------------------------------------------
  Class B                 5,530,453         95,396,155     21,599,075        352,871,134
----------------------------------------------------------------------------------------
  Class C*               11,381,107        199,489,258      1,372,281         23,795,456
----------------------------------------------------------------------------------------
Issued as reinvestment
  of dividends:
  Class A                   332,410          5,441,423      2,035,986         31,231,975
----------------------------------------------------------------------------------------
  Class B                        --                 --        707,879         10,688,975
----------------------------------------------------------------------------------------
Reacquired:
  Class A              (111,677,282)    (1,964,888,833)   (84,633,652)    (1,432,011,857)
----------------------------------------------------------------------------------------
  Class B                (4,615,967)       (78,423,081)    (4,913,096)       (81,175,933)
----------------------------------------------------------------------------------------
  Class C*               (9,963,335)      (175,067,996)      (583,661)       (10,332,664)
----------------------------------------------------------------------------------------
                            (95,149)   $    (3,519,179)    40,876,636    $   659,735,621
========================================================================================

* Class C commenced sales on August 4, 1997.

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during the six months ended April 30, 1998 and each of the years in the five-year period ended October 31, 1997, for a share of Class B capital stock outstanding during the six months ended April 30, 1998, each of the years in the three-year period ended October 31, 1997 and the period September 15, 1994 (date sales commenced) through October 31, 1994, and for a share of Class C capital stock outstanding during the six months ended April 30, 1998 and the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                                                                      CLASS A
                                                  -------------------------------------------------------------------------------
                                                                                           OCTOBER 31,
                                                  APRIL 30,      ----------------------------------------------------------------
                                                     1998           1997          1996          1995         1994         1993
                                                  ----------     ----------    -----------    ---------    ---------    ---------
Net asset value, beginning of period              $    16.64     $    15.37    $     13.65    $   13.50    $   12.18    $    8.88
------------------------------------------------  ----------     ----------    -----------    ---------    ---------    ---------
Income from investment operations:
  Net investment income (loss)                         (0.01)(a)       0.04(a)        0.04(a)      0.01         0.02         0.02
------------------------------------------------  ----------     ----------    -----------    ---------    ---------    ---------
  Net gains on securities (both realized and
    unrealized)                                         2.87           1.68           2.07         0.62         1.31         3.29
------------------------------------------------  ----------     ----------    -----------    ---------    ---------    ---------
        Total from investment operations                2.86           1.72           2.11         0.63         1.33         3.31
------------------------------------------------  ----------     ----------    -----------    ---------    ---------    ---------
Less distributions:
  Dividends from net investment income                 (0.06)         (0.02)         (0.01)       (0.04)       (0.01)       (0.01)
------------------------------------------------  ----------     ----------    -----------    ---------    ---------    ---------
  Distributions from net realized gains                   --          (0.43)         (0.38)       (0.44)          --           --
------------------------------------------------  ----------     ----------    -----------    ---------    ---------    ---------
        Total distributions                            (0.06)         (0.45)         (0.39)       (0.48)       (0.01)       (0.01)
------------------------------------------------  ----------     ----------    -----------    ---------    ---------    ---------
Net asset value, end of period                    $    19.44     $    16.64    $     15.37    $   13.65    $   13.50    $   12.18
================================================  ==========     ==========    ===========    =========    =========    =========
Total return(b)                                        17.27%         11.43%         15.79%        5.24%       10.94%       37.36%
================================================  ==========     ==========    ===========    =========    =========    =========
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $1,795,441     $1,577,390    $ 1,108,395    $ 654,764    $ 708,159    $ 372,282
================================================  ==========     ==========    ===========    =========    =========    =========
Ratio of expenses to average net assets(c)              1.46%(d)(e)    1.47%          1.58%        1.67%        1.64%        1.78%
================================================  ==========     ==========    ===========    =========    =========    =========
Ratio of net investment income (loss) to average
  net assets(f)                                        (0.13)%(d)       0.24%         0.25%        0.10%        0.22%        0.28%
================================================  ==========     ==========    ===========    =========    =========    =========
Portfolio turnover rate                                   30%            50%            66%          68%          67%          62%
================================================  ==========     ==========    ===========    =========    =========    =========
Average brokerage commission rate(g)              $   0.0229     $   0.0168    $    0.0192          N/A          N/A          N/A
================================================  ==========     ==========    ===========    =========    =========    =========

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and are not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.50% (annualized), 1.51%, 1.60% and 1.68% for 1998-1995.
(d) Ratios are annualized and based on average net assets of $1,607,899,814.
(e) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been the same.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.17)% (annualized), 0.20%, 0.22% and 0.09% for 1998-1995.
(g) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                                   CLASS B                                       CLASS C
                                          ---------------------------------------------------------     -------------------------
                                                                        OCTOBER 31,
                                          APRIL 30,     -------------------------------------------     APRIL 30,     OCTOBER 31,
                                            1998          1997         1996        1995       1994        1998           1997
                                          ---------     --------     --------     ------     ------     ---------     -----------
Net asset value, beginning of period      $  16.27      $  15.13     $  13.54     $13.49     $13.42      $ 16.27        $ 17.64
----------------------------------------  --------      --------     --------     ------     ------      -------        -------
Income from investment operations:
  Net investment income (loss)               (0.08)(a)     (0.09)(a)    (0.07)(a)  (0.09)     (0.01)       (0.09)(a)      (0.02)(a)
----------------------------------------  --------      --------     --------     ------     ------      -------        -------
  Net gains (losses) on securities (both
    realized and unrealized)                  2.81          1.66         2.04       0.61       0.08         2.83          (1.35)
----------------------------------------  --------      --------     --------     ------     ------      -------        -------
        Total from investment operations      2.73          1.57         1.97       0.52       0.07         2.74          (1.37)
----------------------------------------  --------      --------     --------     ------     ------      -------        -------
Less distributions:
  Dividends from net investment income          --            --           --      (0.03)        --           --             --
----------------------------------------  --------      --------     --------     ------     ------      -------        -------
  Distributions from net realized gains         --         (0.43)       (0.38)     (0.44)        --           --             --
----------------------------------------  --------      --------     --------     ------     ------      -------        -------
        Total distributions                     --         (0.43)       (0.38)     (0.47)        --           --             --
----------------------------------------  --------      --------     --------     ------     ------      -------        -------
Net asset value, end of period            $  19.00      $  16.27     $  15.13     $13.54     $13.49      $ 19.01        $ 16.27
========================================  ========      ========     ========     ======     ======      =======        =======
Total return(b)                              16.78%        10.61%       14.88%      4.35%      0.52%       16.84%         (7.77)%
========================================  ========      ========     ========     ======     ======      =======        =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $810,320      $678,809     $368,355     $51,964    $4,833      $41,943        $12,829
========================================  ========      ========     ========     ======     ======      =======        =======
Ratio of expenses to average net
  assets(c)                                   2.23%(d)(e)   2.25%        2.35%      2.55%      2.53%(f)     2.21%(d)(e)    2.27%(f)
========================================  ========      ========     ========     ======     ======      =======        =======
Ratio of net investment income (loss) to
  average net assets(g)                      (0.90)%(d)    (0.53)%      (0.53)%    (0.78)%    (0.67)%(f)   (0.88)%(d)     (0.55)%(f)
========================================  ========      ========     ========     ======     ======      =======        =======
Portfolio turnover rate                         30%           50%          66%        68%        67%          30%            50%
========================================  ========      ========     ========     ======     ======      =======        =======
Average brokerage commission rate(h)      $ 0.0229      $ 0.0168     $ 0.0192        N/A        N/A      $0.0229        $0.0168
========================================  ========      ========     ========     ======     ======      =======        =======

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and are not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.27% (annualized), 2.28%, 2.37% and 2.56% for 1998-1995 for Class B and
    2.25% (annualized) and 2.30% (annualized) for 1998-1997 for Class C.
(d) Ratios are annualized and based on average net assets of $720,585,336 and $21,247,464 for Class B and Class C, respectively.
(e) Ratios include indirectly paid expenses. Excluding indirectly paid expenses, the ratios of expenses to average net assets would have been the same for Class B and Class C.
(f) Annualized.
(g) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements are (0.94)% (annualized), (0.57)%, (0.55)% and (0.79)%, for 1998-1995 for Class B and (0.92)% (annualized) and (0.57)% (annualized) for 1998-1997 for Class C.
(h) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                            Directors & Officers

BOARD OF DIRECTORS                                OFFICERS                                     OFFICE OF THE FUND
Charles T. Bauer                                  Charles T. Bauer                             11 Greenway Plaza
Chairman                                          Chairman                                     Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                  Robert H. Graham
Bruce L. Crockett                                 President                                    INVESTMENT ADVISOR
Director
ACE Limited;                                      John J. Arthur                               A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President and Treasurer          11 Greenway Plaza
Chief Executive Officer                                                                        Suite 100
COMSAT Corporation                                Carol F. Relihan                             Houston, TX 77046
                                                  Senior Vice President and Secretary
Owen Daly II                                                                                   TRANSFER AGENT
Director                                          Gary T. Crum
Cortland Trust Inc.                               Senior Vice President                        A I M Fund Services, Inc.
                                                                                               P.O. Box 4739
Edward K. Dunn Jr.                                Dana R. Sutton                               Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;              Vice President and Assistant Treasurer
Formerly Vice Chairman and President,                                                          CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and          Robert G. Alley
President, Mercantile Bankshares                  Vice President                               State Street Bank and Trust Company
                                                                                               225 Franklin Street
Jack Fields                                       Melville B. Cox                              Boston, MA 02110
Chief Executive Officer                           Vice President
Texana Global, Inc.;                                                                           COUNSEL TO THE FUND
Formerly Member                                   Jonathan C. Schoolar
of the U.S. House of Representatives              Vice President                               Ballard Spahr
                                                                                               Andrews & Ingersoll, LLP
Carl Frischling                                   Renee A. Bamford                             1735 Market Street
Partner                                           Assistant Secretary                          Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel
                                                  P. Michelle Grace                            COUNSEL TO THE DIRECTORS
Robert H. Graham                                  Assistant Secretary
President and Chief Executive Officer                                                          Kramer, Levin, Naftalis & Frankel
A I M Management Group Inc.                       Jeffrey H. Kupor                             919 Third Avenue
                                                  Assistant Secretary                          New York, NY 10022
John F. Kroeger
Formerly Consultant                               Nancy L. Martin                              DISTRIBUTOR
Wendell & Stockel Associates, Inc.                Assistant Secretary
                                                                                               A I M Distributors, Inc.
Lewis F. Pennock                                  Ofelia M. Mayo                               11 Greenway Plaza
Attorney                                          Assistant Secretary                          Suite 100
                                                                                               Houston, TX 77046
Ian W. Robinson                                   Lisa A. Moss
Consultant; Formerly Executive                    Assistant Secretary
Vice President and
Chief Financial Officer                           Kathleen J. Pflueger
Bell Atlantic Management                          Assistant Secretary
Services, Inc.
                                                  Samuel D. Sirko
Louis S. Sklar                                    Assistant Secretary
Executive Vice President
Hines Interests                                   Stephen I. Winer
Limited Partnership                               Assistant Secretary

                                                  Mary J. Benson
                                                  Assistant Treasurer
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16

                             HOW AIM MAKES INVESTING
                                  EASY FOR YOU

o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds--Registered Trademark--. The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.

o RETIREMENT PLANS. You may purchase shares of the fund for your Individual Retirement Account (IRA) or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

o WWW.AIMFUNDS.COM. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.


                                  ------------

                              Current shareholders

                                  can call our

                              AIM Investor Line at

                                  800-246-5463

                               for 24-hour-a-day

                              account information.

                                  ------------

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                                                       THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                       FOR AGGRESSIVE GROWTH

           [PHOTO OF 11                                AIM Aggressive Growth Fund*
          GREENWAY PLAZA                               AIM Asian Growth Fund
          APPEARS HERE]                                AIM Capital Development Fund
                                                       AIM Constellation Fund
                                                       AIM European Development Fund
                                                       AIM Global Aggressive Growth Fund

                                                       FOR GROWTH OF CAPITAL

                                                       AIM Advisor International Value Fund
                                                       AIM Blue Chip Fund
                                                       AIM Global Growth Fund
                                                       AIM International Equity Fund
                                                       AIM Select Growth Fund**
                                                       AIM Value Fund
                                                       AIM Weingarten Fund

                                                       FOR GROWTH AND INCOME OR INCOME WITH CAPITAL GROWTH

                                                       AIM Advisor Flex Fund
                                                       AIM Advisor Large Cap Value Fund
                                                       AIM Advisor MultiFlex Fund
                                                       AIM Advisor Real Estate Fund
                                                       AIM Balanced Fund
                                                       AIM Charter Fund
                                                       AIM Global Utilities Fund

                                                       FOR HIGH CURRENT INCOME OR CURRENT INCOME

                                                       AIM High Yield Fund
                                                       AIM Global Income Fund
                                                       AIM Income Fund

                                                       FOR CURRENT TAX-FREE INCOME

                                                       AIM Municipal Bond Fund
                                                       AIM Tax-Exempt Bond Fund of Connecticut
                                                       AIM Tax-Free Intermediate Fund

                                                       FOR CURRENT INCOME AND HIGH DEGREE OF SAFETY

                                                       AIM Intermediate Government Fund
                                                       AIM Limited Maturity Treasury Fund
                                                       AIM Money Market Fund
                                                       AIM Tax-Exempt Cash Fund


A I M Management Group Inc. has provided               *AIM Aggressive Growth Fund was closed to new
leadership in the mutual fund industry since 1976      investors on June 5, 1997. ** On May 1, 1998, AIM
and managed approximately $89 billion in assets        Growth Fund was renamed AIM Select Growth Fund.
for more than 4.4 million shareholders, including      For more complete information about any AIM
individual investors, corporate clients, and           Fund(s), including sales charges and expenses, ask
financial institutions, as of March 31, 1998. The      your financial consultant or securities dealer for
AIM Family of Funds--Registered Trademark-- is         a free prospectus(es). Please read the
distributed nationwide, and AIM today ranks among      prospectus(es) carefully before you invest or send
the nation's top 15 mutual fund companies in           money.
assets under management, according to Lipper
Analytical Services, Inc.

                                                       INVEST WITH DISCIPLINE-SM-
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